                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company of our report dated November 9, 1998, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated January 27, 1999, relating to the financial statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Los Angeles, California
January 27, 1999